UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2024

Priveterra Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Park Plaza
Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 787-2910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	PMGMU	*
Class A Common Stock, par value $0.0001 per share	PMGM	*
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	PMGMW	*

*	On July 19, 2024, Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25 to delist the registrant’s Class A common stock, units and warrants from trading on the Nasdaq. Thereafter, the Registrant’s securities were delisted from, and ceased to trade on, the Nasdaq.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 12, 2024, the board of directors (the “Board”) of Priveterra Acquisition Corp. II (the “Company”) unanimously decided that the Company will redeem all of its outstanding shares of Class A common stock, $0.0001 par value (“Class A Common Stock”), that were included in the units issued in its initial public offering (the “Public Shares”) as the Company will not consummate an initial business combination on or prior to September 12, 2024 and will not extend its deadline to complete an initial business combination to October 12, 2024.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended, in the event that the Company has not consummated an initial business combination by April 12, 2024 (or such earlier date as determined by the Board); provided that, the Corporation may extend such date on a monthly basis through October 12, 2024 (as may be extended, the “Deadline Date”), the Company shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of certain amounts withdrawn as described in the Company’s registration statement, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The per-share redemption price for the Public Shares is expected to be approximately $11.20 (after taking into account the removal of a portion of the accrued interest in the trust account to pay taxes and $100,000 for dissolution expenses).

The Public Shares ceased trading on or about July 29, 2024, 10 calendar days after the Nasdaq Stock Exchange LLC’s filing of the Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities. The Company expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

The Public Shares will be cancelled and, at such time, will represent only the right to receive the redemption amount.

The redemption amount will be payable to the holders of the Public Shares upon delivery of their shares or units. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Continental Stock Transfer & Trust Company will be the transfer agent, whose address is 1 State Street, 30th Floor, New York, NY 10004-1571.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless. The Company’s initial stockholders have waived their redemption rights with respect to the Company’s outstanding common stock issued before the Company’s initial public offering.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K may include, and oral statements made from time to time by representatives of Priveterra Acquisition Corp. II may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Commission. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVETERRA ACQUISITION CORP. II

Date: September 13, 2024

	By:	/s/ Oleg Grodnensky
		Name:	Oleg Grodnensky
		Title:	Chief Executive Officer